UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. ______)

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Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

BOISE CASCADE COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V84857-P46622 BOISE CASCADE COMPANY 1111 WEST JEFFERSON STREET SUITE 300 BOISE, ID 83702-5389 BOISE CASCADE COMPANY 2026 Annual Meeting Vote by April 29, 2026 11:59 PM ET You invested in BOISE CASCADE COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on April 30, 2026. Vote Virtually at the Meeting* April 30, 2026 9:30 a.m. Mountain Daylight Time Virtually at: www.virtualshareholdermeeting.com/BCC2026 Get informed before you vote View the Notice and Proxy Statement and Annual Report/Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 16, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V84858-P46622 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors Nominees: 1a. Steven Cooper For 1b. Craig Dawson For 1c. Karen Gowland For 1d. Amy Humphreys For 1e. Nate Jorgensen For 1f. Kristopher Matula For 1g. Duane McDougall For 1h. Christopher McGowan For 1i. Jeff Strom For 1j. Sue Taylor For 2. Advisory vote on frequency of advisory vote regarding executive compensation. 1 Year 3. Advisory vote approving the Company’s executive compensation. For 4. To ratify the appointment of KPMG as the Company’s external auditors for the year ending December 31, 2026. For NOTE: THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED AS THE BOARD RECOMMENDS.